EXHIBIT 10.2


                       NONQUALIFIED STOCK OPTION AGREEMENT

                  THIS AGREEMENT, made as of the [__] day of [_____] (the "Grant Date") between Marvel Enterprises, Inc. (the "Company"), and [__________] (the "Optionee"), entered pursuant to the Marvel Enterprises, Inc. 2005 Stock Incentive Plan (the "Plan"). Capitalized terms used herein but not defined herein, shall have the meanings ascribed to them in the Plan.

                  WHEREAS, the Company has adopted the Plan in order to provide additional incentive to certain officers, employees, consultants and directors of the Company and its Subsidiaries; and

                  WHEREAS, the Committee responsible for administration of the Plan has determined to grant options to the Optionee as provided herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1.       Grant of Option.
                           ---------------

                           1.1     The Company hereby grants to the Optionee the
right and option (the "Option") to purchase all or any part of an aggregate of [_______] shares of Stock subject to, and in accordance with, the terms and conditions set forth in this Agreement.

                           1.2     The Option is not  intended  to qualify as an
Incentive Stock Option within the meaning of Section 422 of the Code.

                           1.3     This   Agreement   shall  be   construed   in
accordance and consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference).

                  2.       Purchase Price.
                           --------------

                  The price at which the Optionee shall be entitled to purchase Stock upon the exercise of the Option shall be $[____] per Share.

                  3.       Duration of Option.
                           ------------------

                  The Option shall be exercisable to the extent and in the manner provided herein for a period of five (5) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

                  4.       Exercisability of Option.
                           ------------------------

                  Unless otherwise provided in this Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, one-third of the total number of Stock covered by the Option after the expiration of one (1) year from the Grant Date and an additional one-third of the total number of Stock covered by the Option after the expiration of each of the second and third anniversaries of the Grant Date, and each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided during the remaining period of the Exercise Term; provided, however, that in the event of a Third Party Change in Control (as hereinafter


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defined), the Option shall become immediately  exercisable in full. For purposes of this Agreement, a Third Party Change in Control shall be deemed to have occurred if (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than an Excluded Person or Excluded Group (as defined below) (hereinafter, a "Third Party"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company, (ii) the Company is a party to any merger, consolidation or similar transaction as a result of which the shareholders of the Company immediately prior to such transaction beneficially own securities of the surviving entity representing less than fifty percent (50%) of the combined voting power of the surviving entity's outstanding securities entitled to vote in the election of directors of the surviving entity or (iii) all or substantially all of the assets of the Company are acquired by a Third Party. "Excluded Group" means a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more Excluded Persons; provided that the voting power of the voting stock of the Company "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Excluded Persons (without attribution to such Excluded Persons of the ownership by other members of the "group") represents a majority of the voting power of the voting stock "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group. "Excluded Person" means Isaac Perlmutter and Avi Arad or any of their affiliates, any spouse or any lineal descendants of Messrs. Perlmutter or Arad, and any trust established solely for the benefit of, and any charitable trust or foundation established by, Messrs. Perlmutter or Arad or their spouses or lineal descendants and each of their respective affiliates. Any fractional number of Stock resulting from the application of the foregoing percentages shall be rounded to the next higher whole number of Stock, but shall not exceed the total number of Stock subject to the Option.

                  5.       Manner of Exercise and Payment.
                           ------------------------------

                           5.1     Subject to the terms and  conditions  of this
Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, in the form attached hereto as Appendix A, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Stock in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

                           5.2     The notice of exercise  described  in Section
5.1 hereof shall be accompanied by the full purchase price for the Stock in respect of which the Option is being exercised, in cash, or, with the consent of the Committee, by transferring Stock held for at least six months to the Company having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such Stock are substituted. In addition, the Optionee may provide instructions to the Company that upon receipt of the purchase price for the Option in cash, certified check or wire transfer of immediately available funds, from a broker or dealer acting at the direction of the Optionee, in payment for any Stock pursuant to the exercise of an Option, the Company shall issue such Stock directly to the designated broker or dealer.

                           5.3     Upon  receipt of notice of exercise  and full
payment for the Stock in respect of which the Option is being exercised, the Company shall, subject to Section 10 of the Plan,


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take such action as may be  necessary  to effect the transfer to the Optionee of the number of shares of Stock as to which such exercise was effective.

                           5.4     The  Optionee  shall  not be deemed to be the
holder of, or to have any of the rights of a holder with respect to any Stock subject to the Option until: (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Stock in respect of which the Option was exercised; (ii) the Company shall have issued and delivered the Stock to the Optionee; and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Stock.

                  6.       Termination of Employment.
                           -------------------------

                           6.1     Termination  of  Employment  or  Service  for
Death or Disability. If the Optionee's employment with or service to the Company is terminated because of the Optionee's death or disability, the Option shall continue to be exercisable, in whole or in part (to the extent exercisable on the date of such termination of employment or service, as the case may be, because of death or disability), at any time within twelve (12) months after the date of such termination of employment or service, but in no event after the expiration of the Exercise Term. In the event of the Optionee's termination of employment or service because of death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

                           6.2     Termination  of  Employment  or  Service  for
Cause. If the Optionee's employment with or service to the Company is terminated for Cause (as defined in the Plan), the Option shall terminate on the date of the Optionee's termination of employment or service, as the case may be, whether or not exercisable.

                           6.3     Termination  of Employment or Service for Any
Other Reason. If the Optionee's employment with or service to the Company is terminated for any reason other than pursuant to Section 6.1 or 6.2 hereof, then
(i) the Option shall continue to be exercisable (to the extent exercisable on the date of such termination of employment or service) at any time within ninety
(90) days after the date of the Optionee's termination of employment or service, as the case may be, but in no event after the expiration of the Exercise Term and (ii) if the Optionee's employment agreement with the Company provides, in its "Severance" section, for vesting and exercisability terms that are more favorable to the Optionee than those set forth in clause (i) of this Section 6.3, then the those terms of the employment agreement shall apply, but in no event shall the Option be exercisable after the expiration of the Exercise Term.

                  7.       Nontransferability.
                           ------------------

                  The Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

                  8.       No Right to Continued Employment.
                           --------------------------------

                  Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company, nor shall this


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Agreement  or the Plan  interfere  in any way with the right of the  Company  to terminate the Optionee's employment at any time.

                  9.       Adjustments.
                           -----------

                  In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Stock or other stock or securities subject to the Option and the purchase price for such Stock or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 10(c) of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

                  10.      Certain Transactions.
                           --------------------

                  Subject to Section 4 hereof, upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of all Stock subject to the Option, upon exercise of such Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of Stock was entitled to receive in the Transaction.

                  11.      Withholding of Taxes and Notice of Disposition.
                           ----------------------------------------------

                  The Company shall have the right to deduct from any distribution to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Stock upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Stock. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Stock issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

                  12.      Receipt of Plan.
                           ---------------

                  The Optionee hereby acknowledges receipt of a copy of the Plan.

                  13.      Modification of Agreement.
                           -------------------------

                  This  Agreement  may  be  modified,   amended,   suspended  or
terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

                  14.      Severability.
                           ------------

                  Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

                  15.      Governing Law.
                           -------------


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                  The validity, interpretation,  construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

                  16.      Successors in Interest.
                           ----------------------

                  This  Agreement  shall  inure to the benefit of and be binding upon any successor corporation to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

                  17.      Resolution of Disputes.
                           ----------------------

                  Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

                                            COMPANY:

                                            MARVEL ENTERPRISES, INC.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            OPTIONEE:

                                            ----------------------------------


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                          NOTICE OF EXERCISE OF OPTION                Appendix A
                                    UNDER THE                         ----------
               MARVEL ENTERPRISES, INC. 2005 STOCK INCENTIVE PLAN


Marvel Enterprises, Inc.
417 Fifth Avenue
New York, NY  10016
Attn: Corporate Secretary

Gentlemen:

         I hereby exercise my option to purchase common stock of Marvel Enterprises, Inc. (the "Company"), par value $.01 per share (the "Common Stock"), under the terms and conditions of that certain Incentive Stock Option Agreement, dated ___________, by and between ______________ and the Company, as follows:

         (1)   Number of shares: ________________________________________
         (2)   Option price per share: _____________________________________
         (3)   Aggregate purchase price [(1) x (2)]: $_________________________

         Enclosed is payment in the form of:

         (a) Cash. Cash, certified check, bank draft or money order in United States dollars payable to the order of the Company in the amount of the aggregate purchase price [(3) above].

         (b) Common Stock (only with the prior approval of the Committee). Certificates duly endorsed in blank for shares of Common Stock of the Company with a Fair Market Value on the day preceding the date of this notice equal to the aggregate purchase price [(3) above].

         (c)   Any combination of cash and Common Stock.

         Note: If any portion of the payment is to be made in Common Stock, please consult the Company prior to submitting this form for approval and for the proper method of payment.

         For a period of one (1) year from this date, I hereby agree to respond to any Company questionnaire regarding the sale or disposition of the shares purchased under this exercise of option, and to notify the Company in writing within ten (10) days of any disposition (whether by sale, exchange, gift or otherwise) of shares within one (1) year of the transfer of such shares to me.

         Upon receipt of the aggregate purchase price [(3) above], please issue the certificates as follows:

                  (a)      In my name; or

                  (b) In the name of my designated broker or dealer, to the extent the Company has received in cash, certified check or wire transfer of immediately available


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                           funds, the aggregate  purchase price [(3) above] from
                           such broker or dealer acting at my direction.

         Please deliver the certificates (including those representing excess shares submitted) and/or any excess cash to:

Issue to:                                        Mail or Deliver to:
---------------------------------------     ------------------------------------
Name                                        Name

---------------------------------------     ------------------------------------
Address                                     Address

---------------------------------------     ------------------------------------
City           State        Zip Code        City           State        Zip Code

---------------------------------------     ------------------------------------
Social Security Number

---------------------------------------

Dated:
       ---------------------                  ----------------------------------
                                              (Signature)



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